                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 8, 2002, included in this Form 11-K, into the previously filed registration statements of Integrated Electrical Services, Inc., on Form S-8 (File Nos. 333-67113 and 333-68274).



ARTHUR ANDERSEN LLP


Houston, Texas
May 8, 2002